UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 16, 2019
Earliest Event Date requiring this Report:  September 23, 2019

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class of Securities	Trading Symbol(s)	Name of each exchange on which it is registered
Not Applicable	Not Applicable	Not Applicable

Item 8.01 SEC Other Matters.

As previously reported to the Commission, on December 19, 2018, Capstone Companies, Inc., a Florida corporation, ("Company")  entered into a Rule 10b5-1 Purchase Plan  (the "Purchase Plan") with Wilson Davis & Co., Inc., a registered broker-dealer, (“WDI”),  which Purchase Plan was made pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with respect to open market purchases of shares of common stock (the "Shares") of  the Company.  On September 23, 2019, the Company signed a revised Purchase Plan to reflect the continuation of the stock purchase program.

This above description of the new Purchase Plan does not purport to be complete and is qualified in its entirety by the text of the extended Purchase Plan, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchase program will depend on a number of factors, including constraints specified in the Purchase Plan, price, general business and market conditions, and alternative investment opportunities.  Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Commission as required by the applicable rules of the Securities Exchange Act of 1934, as amended, (“Exchange Act”).

This Form 8-K report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to a Rule 10b5-1 trading plans. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of publicly quoted or traded securities, including securities quoted on The OTC Markets Group, Inc. QB Venture Market and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Rule 10b5-1 Purchase Plan between Capstone Companies, Inc. and Wilson Davis & Co., Inc., dated September 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: October 16, 2019